                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           October 6, 2000

                                 VARIFLEX, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                        0-24338                              95-3164466
(State or other jurisdiction of                   (Commission File Number)          (IRS Employer Identification Number)
incorporation or organization)

                           5152 North Commerce Avenue
                          Moorpark, California  93021
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (805) 523-0322



                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events


     On October 6, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         99.1  Press release issued by the Registrant dated October 6, 2000

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                            VARIFLEX, INC.


October 6, 2000                    By /s/ RAYMOND H. LOSI II
                                      ---------------------------------------
                                         Raymond H. Losi II
                                         Chief Executive Officer (Principal
                                         Executive Officer)


October 6, 2000                    By /s/ ROGER M. WASSERMAN
                                      ---------------------------------------
                                          Roger M. Wasserman Chief Financial
                                          Officer
                                          (Principal Financial and Accounting
                                          Officer)




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